UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 20, 2019

WORTHINGTON INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085
(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

          and

Item 7.01. Regulation FD Disclosure.

          The following information is furnished pursuant to both Item 2.02 and Item 7.01:

          On March 20, 2019, Worthington Industries, Inc. (the “Registrant”) issued a news release reporting results for the three-month period and the nine-month period ended February 28, 2019. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

          In February 2019, our Structural Composites Industries, LLC subsidiary (“SCI”) agreed to participate in a field replacement program for specific design sizes of its composite hydrogen fuel tanks, which are integrated into a customer’s hydrogen fuel cells used to fuel material handling equipment, primarily rider pallet jacks in warehouses. The tanks being replaced were sold mainly between 2012 and 2015, and were designed to meet specified ISO-standards. These tanks successfully passed a number of ISO-certification tests; however, because it was mistakenly determined these tanks would qualify as a “child” of a similar fully-tested tank, not all tests for full standalone ISO-certification were completed. Since the identical carbon fiber used to manufacture most of these tanks is no longer commercially available, SCI cannot build new units to retroactively complete this testing.

          In connection with this matter, a $13 million charge has been recorded in cost of goods sold to reflect the estimated cost of replacing these tanks, negatively impacting consolidated operating income for the three and nine month periods ended February 28, 2019. The replacement program is underway and is expected to take approximately six months to complete. The actual cost incurred by the Company related to this matter may vary from the initial estimate, and will depend on several factors.

Item 9.01. Financial Statements and Exhibits.

(a) – (c) Not applicable.

(d) Exhibits: The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated March 20, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: March 20, 2019	By:	/s/ Dale T. Brinkman
Dale T. Brinkman
Senior Vice President-Administration, General Counsel & Secretary